Filed pursuant to Rule 497(a)(1)

Registration File No. 333-188956

333-191292

333-191293

Rule 482 ad

Capitala Finance Corp. Prices

Initial Public Offering of Common Stock

CHARLOTTE, N.C., September 25, 2013 – Capitala Finance Corp. (NASDAQ: CPTA) (the “Company”) today announced that it priced its initial public offering of 4,000,000 shares of its common stock at a public offering price of $20.00 per share for total gross proceeds of approximately $80 million. All shares are being offered by the Company. Deutsche Bank Securities, UBS Investment Bank and Barclays are acting as joint book-running managers for the offering and BB&T Capital Markets, Oppenheimer & Co., Janney Montgomery Scott, Stephens Inc. and Wunderlich Securities are acting as co-lead managers for the offering.

The closing of the offering is subject to customary closing conditions and the shares are expected to be delivered on or about September 30, 2013. The Company has also granted the underwriters a 30-day overallotment option to purchase up to 600,000 additional shares of common stock.

The Company intends to use the net proceeds from this offering to make investments in privately held smaller and lower middle-market companies in the United States and for general working capital purposes.

A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. This offering may be made solely by means of a prospectus forming part of the effective registration statement, which may be obtained from the following investment banks: Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611); UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (telephone number 1-888-827-7275); Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue Edgewood, NY 11717, or by emailing Barclaysprospectus@broadridge.com (telephone number (888) 603-5847). Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus dated September 20, 2013, which has been filed with the Securities and Exchange Commission, contains such information and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Capitala Finance Corp.

Capitala Finance Corp. is a newly organized business development company that will invest primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to lesser extent, equity securities issued by smaller and lower middle-market companies. The Company will be managed by Capitala Investment Advisors, LLC.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and the risk factors and other matters set forth in the Company’s preliminary prospectus dated September 20, 2013. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SOURCE: Capitala Finance Corp.

Capitala Finance Corp.

Stephen Arnall, Chief Financial Officer

704-376-5502

sarnall@capitalsouthpartners.com